Seligman
Pennsylvania Municipal Fund Series

Mid-Year Report March 31, 2003 Seeking Income Exempt From Regular Income Tax

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

During the first half of the Fund’s fiscal year, municipal bonds continued to benefit from strong investor demand despite the ongoing fiscal difficulties of the nation’s states, cities, and municipalities. For the six months ended March 31, 2003, Seligman Pennsylvania Municipal Fund Series maintained a competitive yield and returned 0.72% based on the net asset value of Class A shares. The Fund also maintained a high-quality portfolio during a time of overall negative credit trends in the municipal market.

Coming into 2003, many investors were optimistic that an economic recovery was just around the corner. These hopes were dampened in the first quarter of 2003, however, as investors were faced with discouraging economic reports and sharply higher oil prices, casting doubt on the economy’s ability to stage a lasting recovery. At the same time, the high level of uncertainty regarding whether and how the US would go to war in Iraq hindered economic activity. Despite fears of a protracted conflict, the war in Iraq was brief. Consumer confidence has rebounded somewhat from its February lows, and there is hope that a rebound in business confidence could provide the impetus the economy needs to move ahead, though economic indicators remain mixed.

The municipal market enjoyed continued healthy investor demand during the period under review, helped by competitive yields and ongoing stock market volatility. Municipal yields, as compared to US Treasury yields, were fairly stable during the past six months, ending the period slightly higher. At the same time, however, states and municipalities faced, and will continue to face, serious fiscal problems. Many have been employing a combination of spending cuts and tax increases to close large deficits caused by lower tax revenues. Credit rating trends are currently negative, and downgrades could increase over the near term.

Looking ahead, we believe the economic recovery will continue, although it may be slow and possibly uneven. Interest rates should remain stable over the near term, and inflation should continue to be benign. In our view, the economy should be helped by the recent drop in oil prices and by the fiscal stimulus expected to be provided by the federal government. As the economy improves, so too should the creditworthiness of the nation’s states, cities, and municipalities.

The Fund’s investment strategy continues to focus on owning high-quality municipal bonds. At March 31, 2003, 100% of the Fund’s portfolio holdings were rated within the three highest rating categories of Moody’s and Standard & Poor’s, with 78% of holdings in the highest category. Before purchase, each municipal credit is rigorously researched. After purchase, holdings are monitored closely for any signs of credit deterioration. Pennsylvania’s fiscal outlook is currently stable, but we believe our vigilance with regard to monitoring creditworthiness remains both appropriate and beneficial to shareholders.

We appreciate your confidence in Seligman Pennsylvania Municipal Fund Series and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers, as well as the Fund’s portfolio of investments, financial statements, and performance history, follows this letter.

By Order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

May 16, 2003

1

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen Comerford

Q:      What economic and market factors influenced Seligman Pennsylvania Municipal Fund Series during the six months ended March 31, 2003?

A:      The municipal bond market rally that began in March 2002 extended into Seligman Pennsylvania Municipal Fund Series’ current fiscal year, driving long-term municipal yields to a 34-year low by early October. Before the month ended, however, a brightening economic outlook and an improving stock market caused municipal yields to spike higher. The interest rate reversal proved temporary as subsequent economic reports confirmed that the recovery was still too tenuous to sustain the momentum. Municipal yields retreated from their highs and settled into a narrow trading range for the remainder of 2002. As prospects for war with Iraq intensified during the first quarter of 2003, the economy weakened further. Consumers and businesses curtailed spending, prompting sharp reductions in growth forecasts. The successful commencement of military action in late March alleviated much of the prevailing uncertainty and boosted confidence levels. Municipal yields rose modestly over the next several weeks and by March 31, 2003, stood slightly higher than yields at September 30, 2002.

Historically low interest rates led to a record surge in municipal bond issuance in 2002 and in the first quarter of 2003. Refunding bonds, which generally are issued to retire outstanding, higher-cost debt, comprised a significant percentage of total volume. While new issue supply in 2003 is unlikely to exceed 2002 levels, it is expected to be robust given a continuation of attractive interest rate levels and a growing reliance on debt issuance by cash-strapped states and municipalities.

Demand for municipal securities has been strong as a result of the prolonged equity bear market and historically low money market yields. We believe municipal bonds continue to offer a significant yield advantage when compared with the after-tax yields of Treasury bonds and high-grade corporate bonds.

The recent recession and tepid recovery to date have led to significant state and municipal revenue shortfalls. Budget surpluses and one-shot revenue sources have largely been exhausted, forcing elected officials to make difficult choices. Most states and municipalities have responded by reducing services and raising taxes. Despite these efforts, budget imbalances are projected to worsen during fiscal year 2004 before beginning a return to fiscal stability in fiscal year 2005.

The outlook for the state of Pennsylvania remains stable due to conservative financial management, moderate debt levels, and a diversified economy. The state closed a modest budget gap for fiscal year 2003. The governor’s proposed budget for fiscal year 2004 closes a substantial budget gap, but is, in our view, overly reliant on non-recurring revenues sources.

A recent court ruling against Philip Morris USA placed in jeopardy payments the company is required to make in accordance with a 1998 settlement between tobacco companies and US states. A number of states and municipalities securitized their share of the settlement by issuing municipal bonds backed by annual tobacco company payments. Prices on tobacco bonds fell sharply after the verdict was announced. In the days that followed, prices recovered somewhat due to more favorable developments, but clearly investors will be placing more emphasis on litigation risk going forward. The Fund does not hold tobacco settlement revenue bonds. Tobacco bonds, as they are currently structured, do not meet our credit criteria and have never been approved for purchase.

Q:      What was your investment strategy during this time?

2

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen Comerford

A:      Throughout the past six months, the Fund was positioned to benefit from a period of relatively stable interest rates. Fund holdings remained concentrated in long maturity bonds due to the steeply sloped municipal yield curve. Cash positions were maintained at higher than normal levels out of concern that a falloff in the demand for municipal bonds would spark an increase in yields. Over the past year, heavy demand for municipal bonds from risk-averse investors supported municipal yields during a period of record issuance.

Deteriorating state and local finances resulted in a widening of quality yield spreads, allowing us to selectively purchase stable, lower-rated credits at substantially higher yields. The Fund remains heavily weighted in high-quality bonds. At March 31, 2003, all Fund holdings were rated A or higher. Further, 78% of the Fund was rated triple-A, the highest rating available.

Diversification is always an important objective of the Fund. Where possible, we have attempted to rebalance sector weightings that had, over time, become under- or overweighted due to refunding activity, bond calls, and portfolio transactions. Lastly, credit research continues to be an essential component of our investment process. All portfolio holdings are carefully analyzed prior to purchase and are regularly monitored to ensure that they continue to meet our credit criteria.

Q:      What is your outlook?

A:      We believe the federal government’s proposed fiscal stimulus package and continued accommodative monetary policy will provide a needed boost for the sluggish economy. Given the recent achievements of coalition military forces in Iraq, we anticipate further improvement in confidence and a pickup in spending and investment. Renewed confidence in economic prospects should lead to a gradual improvement in job creation, something that is essential for sustained economic vigor.

We intend to continue to position the Fund to benefit from an extended period of modest economic growth and stable long-term interest rates. As the economy strengthens and geopolitical concerns abate, municipal yields could begin to trend higher. However, municipal bonds would likely outperform Treasury bonds in a rising yield environment given the relative attractiveness of municipals versus most taxable bonds.

The budget difficulties confronting the nation’s states, cities, and municipalities could continue to constrain the economic recovery. Additional fiscal and monetary stimulus may be needed in the months to come. Nevertheless, we remain optimistic regarding the long-term prospects for the municipal market and for your Fund.

________________

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Pennsylvania Municipal Fund Series is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak, Theresa Barion, and Debra McGuinness.

3

Performance Overview and
Portfolio Summary (Unaudited)
Investment Results

Total Returns
For Periods Ended March 31, 2003

		Average Annual

					Class C	Class D
					Since	Since
	Six	One	Five	Ten	Inception	Inception
Class A**	Months *	Year	Years	Years	5/27/99	2/1/94

With Sales Charge	(4.05)%	4.15%	4.15%	5.24%	n/a	n/a
Without Sales Charge	0.72	9.38	5.17	5.75	n/a	n/a
Class C**

With Sales Charge and CDSC#	(1.59)	6.36	n/a	n/a	4.36%	n/a
Without Sales Charge and CDSC	0.34	8.45	n/a	n/a	4.64	n/a
Class D**

With 1% CDSC	(0.64)	7.45	n/a	n/a	n/a	n/a
Without CDSC	0.34	8.45	4.36	n/a	n/a	4.35%
Lehman Brothers Municipal
Bond Index***	1.20	9.89	6.07	6.45	6.40 †	6.00 ††

				Dividend, Capital Gain, and Yield Information
				Per Share
Net Asset Value Per Share				For Periods Ended March 31, 2003

	3/31/03	9/30/02	3/31/02	Dividendsø	Capital Gainø	Yieldøø

Class A	$ 8.09	$ 8.26	$ 7.76	$ 0.137	$ 0.088	2.29%
Class C	8.07	8.24	7.75	0.106	0.088	1.65
Class D	8.07	8.24	7.75	0.106	0.088	1.66

Holdings By Market Sector ‡				Moody’s/S&PRatings ‡

Revenue Bonds			82%	Aaa/AAA	78%
General Obligation Bonds‡‡			18	Aa/AA	12
				A/A	10
Weighted Average Maturity			21.3 years

________________

See footnotes on page 5.

4

Performance Overview and
Portfolio Summary (Unaudited)

________________
*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge (“CDSC”) that is charged on redemptions made within 18 months of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency. Past performance is not indicative of future investment results.

***
The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any taxes, fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

#	The CDSC is 1% for periods of 18 months or less.
†	From 5/31/99.
††	From 1/31/94.
ø	Represents per share amount paid or declared for the six months ended March 31, 2003.
øø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2003, has been computed in accordance with SEC regulations and will vary.
‡	Percentages based on market values of long-term holdings at March 31, 2003.
‡‡	Includes pre-refunded and escrowed-to-maturity securities.

5

Portfolio of Investments (Unaudited)
March 31, 2003

Face		Ratings	Market
Amount	Municipal Bonds	Moody’s/S&P	Value

$1,000,000	Berks County Municipal Authority, PA Hospital Rev.
	(The Reading Hospital & Medical Center Project), 5.70% due 10/1/2014	Aaa/AAA	$ 1,152,490

1,000,000	Berks County Municipal Authority, PA Hospital Rev.
	(The Reading Hospital & Medical Center Project), 6% due 11/1/2029 ø	Aaa/AAA	1,201,890

1,000,000	Delaware County Authority, PA (Haverford College Rev.), 51/2% due 11/15/2023	Aaa/AAA	1,025,410

1,000,000	Delaware County Industrial Development Authority, PA
	(Philadelphia Suburban Water Company), 6.35% due 8/15/2025*	Aaa/AAA	1,105,240

1,000,000	Delaware River Port Authority Rev. (Pennsylvania
	and New Jersey Port District Project), 55/8% due 1/1/2026	Aaa/AAA	1,080,000

1,000,000	Delaware Valley, PA Regional Finance Authority Local
	Government Rev., 73/4% due 7/1/2027	Aaa/AAA	1,411,310

1,000,000	Lehigh County, PA Industrial Development Authority Pollution
	Control Rev. (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029	Aaa/AAA	1,119,340

1,000,000	Montgomery County, PA Higher Education & Health Authority
	Rev. (Abington Memorial Hospital), 51/8% due 6/1/2032	NR/A	961,180

1,000,000	Northampton County, PA General Purpose Authority Rev., 51/4% due 10/1/2030	Aaa/AAA	1,043,310

1,000,000	Pennsylvania Economic Development Financing Authority Rev.
	(The Procter & Gamble Paper Products Company Project), 53/8% due 3/1/2031*	Aa2/AA	1,052,800

1,000,000	Pennsylvania Higher Educational Facilities Authority College &
	University Rev. (University of Pennsylvania), 5.90% due 9/1/2014	Aa1/AA	1,096,520

1,350,000	Pennsylvania Higher Educational Facilities Authority Rev.
	(Drexel University), 53/4% due 5/1/2022	Aaa/AAA	1,500,066

920,000	Pennsylvania Housing Finance Agency (Single Family
	Mortgage Rev.), 61/4% due 4/1/2031*	Aa2/AA+	978,291

750,000	Pennsylvania Intergovernmental Co-Op Authority Special Tax
	Rev. (Philadelphia Funding Program), 5% due 6/15/2021	Aaa/AAA	770,873

1,000,000	Pennsylvania State GOs, 5% due 10/1/2010	Aaa/AAA	1,118,120

1,000,000	Pennsylvania State Turnpike Commission Rev., 5% due 7/15/2041	Aaa/AAA	1,007,130

1,300,000	Philadelphia, PA Airport Rev., 6.10% due 6/15/2025*	Aaa/AAA	1,407,627

1,000,000	Philadelphia, PA Parking Authority Airport Parking Rev., 51/2% due 9/1/2018	Aaa/AAA	1,093,920

________________

See footnotes on page 7.

6

Portfolio of Investments (Unaudited)
March 31, 2003

Face		Ratings	Market
Amount	Municipal Bonds	Moody’s/S&P	Value

$ 450,000	Philadelphia, PA Redevelopment Authority,
	(Home Mortgage Rev.), 9% due 6/1/2017††	Aaa/AA	$ 666,459

1,000,000	Philadelphia, PA Water and Wastewater Rev., 5% due 11/1/2031	Aaa/AAA	1,017,490

Total Municipal Bonds (Cost $19,882,512) — 88.3%			21,809,466

	Variable Rate Demand Notes

1,000,000	Delaware County, PA Industrial Development Authority Airport
	Facility Rev. (United Parcel Service) due 12/1/2015	NR/A-1+	1,000,000

600,000	Lehigh County, PA General Purpose Authority Rev.
	(Lehigh Valley Hospital) due 7/1/2028	VMIG 1/NR	600,000

595,000	Lehigh County, PA General Purpose Authority Rev.
	(Lehigh Valley Hospital) due 7/1/2029	VMIG 1/NR	595,000

200,000	New York City, NY GOs due 8/15/2003	NR/A-1+	200,000

Total Variable Rate Demand Note s (Cost $2,395,000) 9.7%			2,395,000

Total Investments (Cost $22,277,512) 98.0%			24,204,466

Other Assets Less Liabilities 2.0%			482,408

Net Assets 100.0%			$ 24,686,874

_________________
*	Interest income from this security is subject to the federal alternative minimum tax.
ø	Pre-refunded security.
††	Escrowed-to-maturity security.
See Notes to Financial Statements.

7

Statement of Assets and Liabilities (Unaudited)
March 31, 2003

Assets:

Investments, at value:
Long-term holdings (cost $19,882,512)	$21,809,466
Short-term holdings (cost $2,395,000)	2,395,000	$24,204,466
Cash		154,740
Interest receivable		352,779
Receivable for securities sold		60,000
Expenses prepaid to shareholder service agent		347
Other		4,752

Total Assets:		24,777,084

Liabilities:

Dividends payable		31,132
Management fee payable		10,520
Payable for Shares of Beneficial Interest repurchased		6,005
Distribution and service fees payable		5,932
Accrued expenses and other		36,621

Total Liabilities		90,210

Net Assets		$24,686,874

Composition of Net Assets:

Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized; 3,053,152 shares outstanding):
Class A		$2,841
Class C		128
Class D		85
Additional paid-in capital		22,665,157
Undistributed net investment income		71,612
Undistributed net realized gain		20,097
Net unrealized appreciation of investments		1,926,954

Net Assets		$24,686,874

Net Asset Value per Share:

Class A ($22,972,359 ÷ 2,840,652 shares)		$8.09
Class C ($1,029,331 ÷ 127,576 shares)		$8.07
Class D ($685,184 ÷ 84,924 shares)		$8.07

________________

See Notes to Financial Statements.

8

Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2003

Investment Income:

Interest	$586,057

Expenses:

Management fee	61,412
Distribution and service fees	36,730
Auditing and legal fees	21,931
Shareholder account services	21,662
Registration	6,435
Custody and related services	5,243
Trustees' fees and expenses, net	3,361
Shareholder reports and communications	2,121
Miscellaneous	1,912

Total Expenses	160,807

Net Investment Income	425,250

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	24,275
Net change in unrealized appreciation of investments	(283,414)

Net Loss on Investments	(259,139)

Increase in Net Assets from Operations	$166,111

________________

See Notes to Financial Statements.

9

Statements of Changes in Net Assets (Unaudited)

	Six Months	Year
	Ended	Ended
	3/31/03	9/30/02

Operations:

Net investment income	$425,250	$1,004,932
Net realized gain on investments	24,275	252,859
Net change in unrealized appreciation of investments	(283,414)	769,469

Increase in Net Assets from Operations	166,111	2,027,260

Distributions to Shareholders:

Net investment income:
Class A	(389,898)	(940,090)
Class C	(13,527)	(25,600)
Class D	(9,055)	(21,641)
Net realized short-term gain on investments:*
Class A	(14,254)	—
Class C	(631)	—
Class D	(419)	—
Net realized long-term gain on investments:
Class A	(236,622)	(36,255)
Class C	(10,470)	(978)
Class D	(6,956)	(966)

Decrease in Net Assets from Distributions	(681,832)	(1,025,530)

(Continued on page 11.)
________________

See footnotes on page 11.

10

Statements of Changes in Net Assets (Unaudited)
(Continued)

	Shares

	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	3/31/03	9/30/02	3/31/03	9/30/02

Transactions in Shares of
Beneficial Interest:

Net proceeds from sales of shares:
Class A	67,084	78,946	$538,321	$628,920
Class C	20,615	57,544	164,624	455,926
Class D	278	12,030	2,234	95,002
Shares issued in payment of dividends:
Class A	26,667	64,484	213,809	510,522
Class C	321	396	2,570	3,133
Class D	338	862	2,707	6,804
Exchanged from associated funds:
Class A	33,301	28,485	268,749	225,841
Class D	3,120	3,179	24,888	25,581
Shares issued in payment of
gain distributions:
Class A	18,032	3,107	143,894	24,673
Class C	689	60	5,483	472
Class D	511	85	4,062	674

Total	170,956	249,178	1,371,341	1,977,548

Cost of shares repurchased:
Class A	(145,416)	(354,526)	(1,168,795)	(2,800,673)
Class C	(18,915)	(12,493)	(151,698)	(97,647)
Class D	(3,079)	(3,648)	(24,632)	(28,791)
Exchanged into associated funds:
Class A	(4,367)	(10,039)	(34,868)	(79,587)
Class D	—	(4,117)	—	(33,021)

Total	(171,777)	(384,823)	(1,379,993)	(3,039,719)

Decrease in Net Assets from
Transactions in Shares of
Beneficial Interest	(821)	(135,645)	(8,652)	(1,062,171)

Decrease in Net Assets			(524,373)	(60,441)

Net Assets:

Beginning of period			25,211,247	25,271,688

End of Period (including undistributed
net investment income of $71,612 and
$71,484, respectively)			$24,686,874	$25,211,247

________________

* For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

11

Notes to Financial Statements (Unaudited)

1.       Multiple Classes of Shares — Seligman Pennsylvania Municipal Fund Series (the “Fund”) offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.       Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.       Security Valuation — All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures adopted by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.       Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.       Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At March 31, 2003, the interest rates paid on these notes ranged from 1.00% to 1.25%.

d.       Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2003, distribution and service fees were the only class-specific expenses.

e.       Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized

12

Notes to Financial Statements (Unaudited)

capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3.   Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2003 amounted to $2,098,520 and $825,000, respectively.

At March 31, 2003, the cost of investments for federal income tax purposes was $22,215,081. The tax basis cost was less than the cost for financial reporting purposes due to amortization of market discount for financial reporting purposes of $62,431. The tax basis gross unrealized appreciation and depreciation of investments amounted to $2,002,625 and $13,240, respectively.

4.       Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $1,490 for sales of Class A shares. Commissions of $11,465 and $1,471 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund monthly pursuant to the Plan. For the six months ended March 31, 2003, fees incurred aggregated $28,252, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2003, fees incurred under the Plan amounted to $5,077 and $3,401, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 2003, such charges amounted to $380.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2003, Seligman Services, Inc. received no commissions from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $2,143 pursuant to the Plan.

13

Notes to Financial Statements (Unaudited)

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $21,662 for shareholder account services in accordance with a methodology approved by the Fund’s trustees.

Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, shareholder transaction volume and number of shareholder accounts.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings (losses) accrued thereon is included in trustees’ fees and expenses and the accumulated balance at March 31, 2003, of $16,603 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.   Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2003, the Fund did not borrow from the credit facility.

14

Financial Highlights (Unaudited)

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CLASS A

		Year Ended September 30,
	Six Months
	Ended
	3/31/03	2002 ø	2001	2000	1999	1998

Per Share Data:
Net Asset Value,
Beginning of Period	$8.26	$7.92	$7.49	$7.49	$8.24	$7.96

Income from Investment Operations:
Net investment income	0.14	0.33	0.33	0.34	0.34	0.35
Net realized and unrealized
gain (loss) on investments	(0.08)	0.34	0.43	0.05	(0.60)	0.36

Total from Investment Operations	0.06	0.67	0.76	0.39	(0.26)	0.71
Less Distributions:
Dividends from net investment
income	(0.14)	(0.32)	(0.33)	(0.34)	(0.34)	(0.35)
Distributions from net realized
capital gain	(0.09)	(0.01)	—	(0.05)	(0.15)	(0.08)

Total Distributions	(0.23)	(0.33)	(0.33)	(0.39)	(0.49)	(0.43)

Net Asset Value, End of Period	$8.09	$8.26	$7.92	$7.49	$7.49	$8.24

Total Return:	0.72%	8.75%	10.27%	5.33%	(3.38)%	9.20%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$22,972	$23,493	$24,047	$23,014	$25,142	$29,582
Ratio of expenses to
average net assets	1.26% †	1.25%	1.32%	1.28%	1.21%	1.19%
Ratio of net investment income
to average net assets	3.51% †	4.11%	4.20%	4.56%	4.25%	4.34%
Portfolio turnover rate	3.79%	16.73%	5.43%	12.11%	7.80%	13.05%
________________
See footnotes on page 17.

15

Financial Highlights (Unaudited)

CLASS C

	Six Months	Year Ended September 30,			5/27/99*
	Ended				to
	3/31/03	2002 ø	2001	2000	9/30/99

Per Share Data:
Net Asset Value,
Beginning of Period	$8.24	$7.91	$7.48	$7.49	$7.88

Income from Investment Operations:
Net investment income	0.11	0.27	0.27	0.28	0.10
Net realized and unrealized
gain (loss) on investments	(0.08)	0.33	0.43	0.04	(0.39)

Total from Investment Operations	0.03	0.60	0.70	0.32	(0.29)

Less Distributions:
Dividends from net investment income	(0.11)	(0.26)	(0.27)	(0.28)	(0.10)
Distributions from net realized capital gain	(0.09)	(0.01)	—	(0.05)	—

Total Distributions	(0.20)	(0.27)	(0.27)	(0.33)	(0.10)

Net Asset Value, End of Period	$8.07	$8.24	$7.91	$7.48	$7.49

Total Return:	0.34%	7.79%	9.48%	4.42%	(3.84)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$1,029	$1,029	$628	$202	$143
Ratio of expenses to average net assets	2.01% †	2.00%	2.07%	2.03%	1.93% †
Ratio of net investment income
to average net assets	2.76% †	3.36%	3.45%	3.81%	3.96% †
Portfolio turnover rate	3.79%	16.73%	5.43%	12.11%	7.80% ††

________________

See footnotes on page 17.

16

Financial Highlights (Unaudited)

CLASS D

	Six Months	Year Ended September 30,
	Ended
	3/31/03	2002 ø	2001	2000	1999	1998

Per Share Data:
Net Asset Value,
Beginning of Period	$8.24	$7.91	$7.48	$7.49	$8.23	$7.95
Income from Investment Operations:
Net investment income	0.11	0.27	0.27	0.28	0.28	0.29
Net realized and unrealized
gain (loss) on investments	(0.08)	0.33	0.43	0.04	(0.59)	0.36

Total from Investment Operations	0.03	0.60	0.70	0.32	(0.31)	0.65

Less Distributions:
Dividends from net investment
income	(0.11)	(0.26)	(0.27)	(0.28)	(0.28)	(0.29)
Distributions from net realized
capital gain	(0.09)	(0.01)	—	(0.05)	(0.15)	(0.08)

Total Distributions	(0.20)	(0.27)	(0.27)	(0.33)	(0.43)	(0.37)

Net Asset Value, End of Period	$8.07	$8.24	$7.91	$7.48	$7.49	$8.23

Total Return:	0.34%	7.79%	9.48%	4.42%	(3.99)%	8.36%

Ratios/Supplemental Data:
Net assets, end of period
(000s omitted)	$685	$690	$596	$600	$856	$607
Ratio of expenses to
average net assets	2.01% †	2.00%	2.07%	2.03%	1.96%	1.97%
Ratio of net investment income
to average net assets	2.76% †	3.36%	3.45%	3.81%	3.50%	3.56%
Portfolio turnover rate	3.79%	16.73%	5.43%	12.11%	7.80%	13.05%

________________
*	Commencement of offering of Class C shares.
†	Annualized.
††	For the year ended September 30, 1999.
ø
As required, effective October 1, 2001, the Fundadopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effect of this change for the year ended September 30, 2002 was to increase net investment income and decrease net realized and unrealized gain on investments per share by $0.01 for each share class and to increase the ratio of net investment income to average net assets of each share class by 0.06%. The per share data and ratios for periods prior to October 1, 2002, have not been restated.

See Notes to Financial Statements.

17

Trustees

Robert B. Catell * 3, 4	William C. Morris 1

Chairman and Chief Executive Officer, KeySpan Corporation	Chairman of the Board, J. & W. Seligman & Co. Incorporated Chairman, Carbo Ceramics Inc.

John R. Galvin 2, 4	Leroy C. Richie 2, 4

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University	Chairman and CEO, Q Standards Worldwide, Inc.

Paul C. Guidone 1	James Q. Riordan † 3, 4

Chief Investment Officer, J. & W. Seligman & Co. Incorporated	Trustee, Committee for Economic Development

Alice S. Ilchman 3, 4	Robert L. Shafer 3, 4

Director, Jeannette K. Watson Summer Fellowships Trustee, Committee for Economic Development	Retired Vice President, Pfizer Inc.

Frank A. McPherson 3, 4	James N. Whitson 2, 4

Director, ConocoPhillips Director, Integris Health	Director, C-SPAN Director, CommScope, Inc.

John E. Merow 2, 4	Brian T. Zino 1

Director, Commonwealth Industries, Inc. Trustee, New York-Presbyterian Hospital Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, Law Firm	President, J. & W. Seligman & Co. Incorporated Chairman, Seligman Data Corp. Vice Chairman, ICI Mutual Insurance Company Member of the Board of Governors, Investment Company Institute

Betsy S. Michel 2, 4

Trustee, The Geraldine R. Dodge Foundation

________________
*	Elected May 15, 2003.
†	Retired May 15, 2003.

Member:	1	Executive Committee
	2	Audit Committee
	3	Trustee Nominating Committee
	4	Board Operations Committee

Executive Officers

William C. Morris	Thomas G. Rose

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Thomas G. Moles	Frank J. Nasta

Vice President	Secretary

18

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

19

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

_________________
Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

20

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For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell llp

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Pennsylvania Municipal Fund Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.